Interest and Finance Costs, net	12 Months Ended
Dec. 31, 2012
Interest and Finance Costs, net (Abstract)
Interest and Finance Costs, net

8.Interest and Finance Costs, net

	2012	2011	2010
Interest expense	49,701	51,720	53,051
Less: Interest capitalized	(1,758)	(2,532)	(2,520)

Interest expense, net	47,943	49,188	50,531
Interest swap cash settlements non-hedging	8,043	8,977	7,224
Bunkers swap cash settlements	(2,433)	(6,382)	(2,926)
Amortization of loan fees	946	995	1,138
Bank charges	243	277	359
Amortization of deferred loss on termination of financial instruments	2,173	2,020	2,113
Change in fair value of non-hedging financial instruments	(5,339)	(1,504)	3,844

Net total	51,576	53,571	62,283

At December 31, 2012, the Company was committed to six floating-to-fixed interest rate swaps with major financial institutions covering notional amounts aggregating to $362,331 maturing from October 2013 through May 2018, on which it pays fixed rates averaging 4.07% and receives floating rates based on the six-month London interbank offered rate (“LIBOR”) (Note 15).

At December 31, 2012, the Company held four of the six interest rate swap agreements, designated and qualifying as cash flow hedges, in order to hedge its exposure to interest rate fluctuations associated with its debt covering notional amounts aggregating to $216,893.

The fair value of such financial instruments as of December 31, 2012 and 2011 in aggregate amounted to $11,295 (negative) and $28,835 (negative), respectively. The estimated net amount of cash flow hedge losses at December 31, 2012 that is estimated to be reclassified into earnings within the next twelve months is $6,742.

At December 31, 2012 and 2011, the Company held two and three interest rate swaps respectively that did not meet hedge accounting criteria. As such, the changes in their fair values during 2012 and 2011 have been included in change in fair value of non-hedging financial instruments in the table above, and amounted to $6,989 (positive) and $3,626 (positive), respectively. In March 2010, one of these swaps that previously met hedge accounting criteria was de-designated as a hedging swap and the remaining loss included in Accumulated other comprehensive income/(loss), and for which the associated future cash flows are deemed probable of occurring ($1,031 at December 31, 2012), is being amortized to income over the term of the original hedge provided that the variable-rate interest obligations continue. The amount of such loss amortized during 2012 and 2011 was $1,475 and $1,514, respectively and for the next year up to December 31, 2013; amortization is expected to be $877. In addition, in December 2012 and June 2011, two vessels financed by the loan previously hedged by the de-designated swap, was sold and the loss within Accumulated other comprehensive income/(loss) of $698 in 2012 and $506 in 2011 that was considered to be directly associated with future cash flows, which were not probable of occurring was immediately reclassified to income. In 2010 an aggregate loss of $808 due to the de-designation of the swap in March 2010 and a sale of a second vessel in July 2010, was reclassified to income for the same reasons.

At December 31, 2012 and 2011, the Company had two and three bunker swap agreements, respectively, in order to hedge its exposure to bunker price fluctuations associated with the consumption of bunkers by its vessels. During 2011, the Company entered into one bunker swap agreement and disposed it of prior to maturity resulting in a realized gain of $115 which is included in Bunker swap cash settlements in the table above. The fair value of these financial instruments as of December 31, 2012 and 2011 was $105 (positive) and $1,755 (positive), respectively and the changes in their fair values during 2012 and 2011 amounting to $1,650 (negative) and $2,122 (negative) respectively have been included in Change in fair value of non-hedging financial instruments in the table above, as such agreements do not meet the hedging criteria.